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                       SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 14, 2000



                                    SBE, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


             0-8419                                    94-1517641
     (Commission File No.)                 (I.R.S. Employer Identification No.)


                             4550 NORRIS CANYON ROAD
                            SAN RAMON, CA 94583-1369
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (925) 355-2000


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ITEM 5.  OTHER EVENTS.

         A.       LAN MEDIA CORPORATION

                  On July 14, 2000, the registrant, SBE, Inc. (the "Company"), acquired the outstanding capital stock of LAN Media Corporation, a California corporation ("LMC"), pursuant to that certain Agreement and Plan of Merger (the "Agreement"), dated as of July 14, 2000, by and among: the Company; Telecom Acquisition Sub, Inc., a wholly-owned subsidiary of the Company; LMC; and the shareholders of LMC (the "Acquisition"). A copy of the Agreement is attached as
Exhibit 5.1. LMC became a wholly-owned subsidiary of the Company as a result of the merger of LMC with and into the Company's wholly-owned subsidiary. As consideration for the Acquisition, the Company issued 316,101 shares of its common stock (the "Shares") to the shareholders of LMC in exchange for such shareholders' shares of LMC common stock. In addition, the Company assumed the outstanding options of LMC held by LMC's optionholders. The Company has agreed to file a registration statement under the Securities Act of 1933 on Form S-3 with respect to the Shares and on Form S-8 with respect to the options assumed by the Company. The transfer or resale of the Shares will be restricted for a period of one year commencing on July 14, 2000, with 25% of the Shares being released from this restriction on a quarterly basis.

                  On July 14, 2000, in connection with the Acquisition, the Company also entered into a Registration Rights Agreement with the shareholders of LMC, an Escrow Agreement with Ronald C. Crane as agent for the shareholders of LMC and State Street Bank and Trust Company of California, N.A. as escrow agent, and an Employment Agreement with Ronald C. Crane. Copies of these Agreements are attached as Exhibits 5.2, 5.3 and 5.4, respectively.

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ITEM 7. Exhibits

        (c) The following exhibits are included with this report:

       EXHIBIT NUMBER               EXHIBIT
                  5.1               Agreement and Plan of Merger, dated as of
                                    July 14, 2000, by and among SBE, Inc.,
                                    Telecom Acquisition Sub, Inc., LAN Media
                                    Corporation, and the shareholders of LAN
                                    Media Corporation.

                  5.2 Registration Rights Agreement, dated as of July 14, 2000, by and among SBE, Inc. and the shareholders of LAN Media Corporation.

                  5.3 Escrow Agreement, dated as of July 14, 2000, by and among SBE, Inc., Ronald C. Crane as agent for the shareholders of LMC, and State Street Bank and Trust Company of California.

                  5.4 Employment Agreement, dated as of July 14, 2000, by and between Ron Crane and SBE, Inc.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       SBE, INC.


Dated:  July 28, 2000                  By:  /s/ Timothy J. Repp
                                          ---------------------
                                                 Timothy J. Repp
                                                 Chief Financial Officer and
                                                 Vice President, Finance


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                                  EXHIBIT INDEX

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
EXHIBIT
NUMBER                     DESCRIPTION
5.1                        Agreement and Plan of Merger, dated as of July 14,
                           2000, by and among SBE, Inc., Telecom Acquisition
                           Sub, Inc., LAN Media Corporation, and the shareholders of LAN Media Corporation

5.2 Registration Rights Agreement, dated as of July 14, 2000, by and among SBE, Inc. and the shareholders of LAN Media Corporation.

5.3 Escrow Agreement, dated as of July 14, 2000, by and among SBE, Inc., Ronald C. Crane as agent for the shareholders of LMC, and State Street Bank and Trust Company of California.

5.4 Employment Agreement, dated as of July 14, 2000, by and between Ron Crane and SBE, Inc.
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